December 16, 2014

STRATEGIC FUNDS, INC.

- Dreyfus Active MidCap Fund

Supplement to Summary and Statutory Prospectuses

dated May 1, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William Cazalet, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.  Messrs. Boggs, Chiang and Gala have managed the fund since May 2012, and Mr. Cazalet has managed the fund since December 2014.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Cazalet is a managing director and global investment strategist at Mellon Capital.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital.  Mr. Gala is a director and senior portfolio manager at Mellon Capital.  Each member of the team also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital, an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William Cazalet, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom is a portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Boggs, Chiang and Gala have managed the fund since May 2012, and Mr. Cazalet has managed the fund since December 2014.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  He also has been employed by Dreyfus since 2007.  Mr. Cazalet is a managing director and global investment strategist at Mellon Capital, where he has been employed since July 2013. He also has been employed by Dreyfus since December 2014.  Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients.  From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg, where he was responsible for strategy and portfolio design, product development and marketing.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.  He also has been employed by Dreyfus since 2007.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  He also has been employed by Dreyfus since 1998.

NY 75455284v2